Exhibit (e)(1)

Individual Life Insurance Application

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

NYLIFE Insurance Company of Arizona (Not Licensed in Every State)

213-500

The Company You Keep®

NEW YORK LIFE INSURANCE COMPANY

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A Delaware Corporation) NYLIFE INSURANCE COMPANY OF ARIZONA (Not Licensed in Every State)

Attending Physician’s Statement/Expedite Order Form

Optional form to submit with the application Part I

If your client requires an age and amount APS or has a known medical history, expedite the ordering of the APS by completing this form.

Full Name of Proposed Insured

Date of Birth Social Security Number

List name, address and phone number of primary care physician visited in the past 5 years:

Medication or

Provider Name, Address and Phone Number Reason for Visit Date Treatment Provided

List name, address and phone number of all other physicians, and of health care providers, medical facilities, or hospitals visited or referred to in the past 5 years:

Medication or

Provider Name, Address and Phone Number Reason for Visit Date Treatment Provided

Additional Details (results, diagnostic tests, etc.):

List all medications, both prescribed and over the counter, not listed above, taken on a regular basis within the last 12 months:

Medication Reason Date

AGENT STATEMENT

Not Part of the Application

Primary Insured

First Name Middle Name Last Name

1. Licensing and Jurisdiction

Plan             Date of application             /            /

In which state did the Applicant sign the application?            In which state does the Applicant reside?             In which state is the Applicant employed?             Was the Applicant’s signature obtained by mail? Yes No In which state did the Primary Insured sign the application?             In which state does the Primary Insured reside?             Was the Primary Insured’s signature obtained by mail? Yes No In which state does the Owner reside?             In which state will the policy be delivered?            Will the policy be delivered by mail? Yes No

2. Customer Verification (Complete for all Owners)

Per Federal Regulations, please affirm which acceptable proof of identification was presented by the Owner(s) of the contract at the time of application. Documentation must not be expired. For an Individual, documentation must be an original—a photocopy of the document is NOT valid.

Individual: Driver’s License Passport Government or State Issued Photo ID

Must verify: Number             Issuing Authority (Country or State)             Expiration Date            /            /

Business, Partnership, Corporation or Trust: Government Issued Business License Partnership Agreement Certified Articles of Incorporation Trust Agreement Date of Document             /            /

To whom was the proof of identification presented? Agent Licensed Service Assistant

If Owner’s TIN is pending at the time of application, the date the Owner applied for the TIN must be provided.             /            /

For Additional Owners, identify each by name and provide all the above information for each (Type, Number, Expiration, etc.) or submit a separate Identification and Verification Form (22502).

Military Sales

Is the Applicant (or Owner, if other than Applicant) an active duty Service Member of the United States Armed Forces or a dependent family member of a Service Member? Yes No (If “Yes”, Notice to Military Service Members, form #22774, is required. Answer required only for individuals applying for new business.) Source of Funds

Type of new plan: Fixed Life Variable Life

For Fixed Life plan only: Will the Applicant use proceeds from the redemption, surrender, withdrawal, loan, or sale of an existing variable life insurance policy, variable annuity contract, mutual fund, or other securities product to pay premiums on the proposed life insurance policy? Yes No (Source of Funds Form 22692 required if answer is “Yes”)

3. How Well Known

How well do you know the Primary Insured? (Select one)

Approached by Primary Insured Casually, for             years Met on solicitation

Well, for             years Referral from NYL Agent Relative (relationship)            Self

If this sale is a result of a lead you received from New York Life, please provide the lead source. (Name of campaign)

4. Purpose (Select all that apply)

Retirement Planning Income to Surviving Spouse and/or Children Executive Bonus Tax-Qualified Plan Purchase

College Funding Mortgage Protection Creditor Other             Gift to Child/Grandchild Estate Conservation Buy/Sell             Key Employee Split Dollar – Endorsement Non-Qualified Deferred Compensation

5. Policyowner Information (Complete only if Owner is an Individual)

Marital status: Married Single Divorced Separated Widowed

Number of Dependents: (including spouse)             Ages             Is Policyowner a homeowner? Yes No

Household Income: None $20,000 and below $20,001 – $50,000 $50,001 – $75,000 $75,001 – $100,000 $100,001 – $175,000 $175,001 – $250,000 $250,001 – $500,000 $500,001 and above

6. Requirements Processing

Is there a concurrent application related to this application? Yes No Policy number and details             Are you using requirements from a previous application? Yes No

7. Additional Information

Please provide any information that is pertinent to the underwriting process that was not disclosed on the Application.

            AOL %             Do you want the additional amount on the AOL policy to be issued as a 5 year term rider? Yes No

Required to be completed for LWVUL

Managed Account #             Proposal ID

8. Compensation

Are you requesting advance commissions? (If applicable) Yes No

For plans with Choice Compensation: (Select one) 1) FYC only 2) FYC + Trailers 3) FYC + Expense Allowance

9. Declaration (“I” refers to the Soliciting Agent)

I Declare that: a) the application was secured by me personally, and that I have no understanding or agreement with any other person or company, directly or indirectly, as to commissions or compensation on any policy or contract applied for, except as may be specified below; and b) I have not paid or allowed, and I agree that I will not hereafter pay or allow, either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner whatsoever to the Applicant or Owner I acknowledge and represent. (1) I, or an interpreter as indicated on the application, read each question on the application (including any applicable health questionnaire), and explained the provisions and limitations of the coverage applied for to the Proposed Insured, Applicant (if not the Proposed Insured) and the Owner, in English, or, as indicated on the application, in another language understood by the Proposed Insured/Applicant/Owner as applicable, and I accurately recorded his/her responses; (2) If prepayment was collected, I gave the receipt and explained that coverage is provided only as stated in the Temporary Coverage Agreement, and that it is limited in amount and have promptly submitted the prepayment to the Company; (3) All information provided on this Report, or in response to Company inquiries about the application or the Proposed Insured, is true and correct to the best of my knowledge and belief; (4) I have used only Company approved sales material in connection with this application; and copies of all materials used have been left with the Applicant and that (5) I gave any other required form(s), including the information practices and privacy notices on or before the date the application was signed.

            Share % Code No. Print Last Name Signature (Soliciting Agent) Date

            Receive

Share % Code No. Print Last Name Signature (Optional) NB21 Alerts? Stamp Received “OFFICE”

            Receive Here Date Share % Code No. Print Last Name Signature (Optional) NB21 Alerts?

NAMES AND CONTACT INFORMATION OF FOUR FRIENDS AND RELATIVES

1.             3.

2.             4.

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

Important considerations if you are contemplating replacing your existing policy or annuity contract

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

Premiums Policy Values

• Are they affordable? • New policies usually take longer to build cash values and to pay dividends.

• Could they change?

Acquisition costs for the old policy may have been paid, you will incur

• You’re older—are premiums higher for the proposed new policy? costs for the new one.

• How long will you have to pay premiums on the new policy? • What surrender charges do the policies have?

On the old policy?

What expense and sales charges will you pay on the new policy?

Does the new policy provide more insurance coverage?

Insurability If you are keeping the old policy as well as the new policy

• If your health has changed since you bought your old policy, • How are premiums for both policies being paid? the new one could cost you more, or you could be turned down.

How will the premiums on your existing policy be affected?

• You may need a medical exam for a new policy.

Will a loan be deducted from death benefits?

• Claims on most new policies for up to the first two years can be denied based on inaccurate statements. • What values from the old policy are being used to pay premiums?

• Suicide limitations may begin anew on the new coverage.

If you are surrendering an annuity or interest sensitive life product Other issues to consider for all transactions

• Will you pay surrender charges on your old annuity contract? • What are the tax consequences of buying the new policy?

• What are the interest rate guarantees for the new annuity contract? • Is this a tax-free exchange? (See your tax advisor)

• Have you compared the contract charges or other policy expenses? • Is there a benefit from favorable “grandfathered” treatment of the old policy under the federal tax code?

Will the existing insurer be willing to modify the old policy?

How does the quality and financial stability of the new company compare with your existing company?

New York Life Insurance Company • 51 Madison Avenue • New York, NY 10010

New York Life Insurance and Annuity Corporation (A Delaware Corporation) • 51 Madison Avenue • New York, NY 10010

NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 • (not licensed in every state)

22190.100 CUSTOMER COPY

REPLCMNT 02

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

This document must be signed by the Applicant and the Producer, and a copy left with the Applicant.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1. Do you own any existing life insurance policies or annuity contracts? *(If "Yes", complete questions 2, 3 and 4 below. If "No", do not answer questions 2, 3 and 4.)* ❑ yes ❑ no
2. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your existing policy or annuity contract? ❑ yes ❑ no
3. Are you considering using funds from your existing policies or annuity contracts to pay premiums due on the new policy or annuity contract? ❑ yes ❑ no
4. Is the life insurance policy or annuity contract for which you are applying, to be the result of a 1035 exchange? ❑ yes ❑ no

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. *(If additional space is required, complete another form.)*

Name of Insurance Company ____________	Policy or Annuity Contract # ________
Name of Insured or Annuitant ____________	❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ____________	Policy or Annuity Contract # ________
Name of Insured or Annuitant ____________	❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ____________	Policy or Annuity Contract # ________
Name of Insured or Annuitant ____________	❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ____________	Policy or Annuity Contract # ________
Name of Insured or Annuitant ____________	❑ Replaced ❑ 1035 Exchange ❑ Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because ____________

____

____

I do not want this notice read aloud to me ________ *(Applicant must initial only if they do not want the notice read aloud.)*

I certify that the responses herein are, to the best of my knowledge, accurate:

Applicant's Signature	Applicant's Name (Printed)	Date
X	X	

Producer Acknowledgement: By reason of this transaction, is replacement involved? ❑ yes ❑ no

Producer's Signature	Producer's Name (Printed)	Date
X	X	

"OFFICE" Stamp Date Received Here

22190.100

CUSTOMER COPY

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

Important considerations if you are contemplating replacing your existing policy or annuity contract

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

Premiums Policy Values

• Are they affordable? • New policies usually take longer to build cash values and to pay dividends.

• Could they change?

Acquisition costs for the old policy may have been paid, you will incur

• You’re older—are premiums higher for the proposed new policy? costs for the new one.

• How long will you have to pay premiums on the new policy? • What surrender charges do the policies have?

On the old policy?

What expense and sales charges will you pay on the new policy?

Does the new policy provide more insurance coverage?

Insurability If you are keeping the old policy as well as the new policy

• If your health has changed since you bought your old policy, • How are premiums for both policies being paid? the new one could cost you more, or you could be turned down.

How will the premiums on your existing policy be affected?

• You may need a medical exam for a new policy.

Will a loan be deducted from death benefits?

• Claims on most new policies for up to the first two years can be denied based on inaccurate statements. • What values from the old policy are being used to pay premiums?

• Suicide limitations may begin anew on the new coverage.

If you are surrendering an annuity or interest sensitive life product Other issues to consider for all transactions

• Will you pay surrender charges on your old annuity contract? • What are the tax consequences of buying the new policy?

• What are the interest rate guarantees for the new annuity contract? • Is this a tax-free exchange? (See your tax advisor)

• Have you compared the contract charges or other policy expenses? • Is there a benefit from favorable “grandfathered” treatment of the old policy under the federal tax code?

Will the existing insurer be willing to modify the old policy?

How does the quality and financial stability of the new company compare with your existing company?

New York Life Insurance Company • 51 Madison Avenue • New York, NY 10010

New York Life Insurance and Annuity Corporation (A Delaware Corporation) • 51 Madison Avenue • New York, NY 10010

NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 • (not licensed in every state)

REPLCMNT 02

IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

This document must be signed by the Applicant and the Producer, and a copy left with the Applicant.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1. Do you own any existing life insurance policies or annuity contracts? *(If "Yes", complete questions 2, 3 and 4 below. If "No", do not answer questions 2, 3 and 4.)* ❑ yes ❑ no
2. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your existing policy or annuity contract? ❑ yes ❑ no
3. Are you considering using funds from your existing policies or annuity contracts to pay premiums due on the new policy or annuity contract? ❑ yes ❑ no
4. Is the life insurance policy or annuity contract for which you are applying, to be the result of a 1035 exchange? ❑ yes ❑ no

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. *(If additional space is required, complete another form.)*

Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract #______ ❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract #______ ❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract #______ ❑ Replaced ❑ 1035 Exchange ❑ Financed
Name of Insurance Company ______ Name of Insured or Annuitant ______	Policy or Annuity Contract #______ ❑ Replaced ❑ 1035 Exchange ❑ Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because ______

______

______

I do not want this notice read aloud to me______ *(Applicant must initial only if they do not want the notice read aloud.)*

I certify that the responses herein are, to the best of my knowledge, accurate:

Applicant's Signature	Applicant's Name (Printed)	Date
X	X	

Producer Acknowledgement: By reason of this transaction, is replacement involved? ❑ yes ❑ no

Producer's Signature	Producer's Name (Printed)	Date
X	X	

"OFFICE" Stamp Date Received Here

22190.100

PART 1 01

INDIVIDUAL LIFE INSURANCE APPLICATION (PART I) TO:

NEW YORK LIFE

☐ **NEW YORK LIFE INSURANCE COMPANY (NYLIC)** 51 Madison Avenue, New York, NY 10010
☐ **NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)** (A Delaware Corporation) 51 Madison Avenue, New York, NY 10010
☐ **NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (Not Licensed in Every State)** 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251

Policy No. ______________________

☐ New Application ☐ Paid Change Request ☐ Additional Offer Program
☐ Amend Application ☐ Attained Age Term Conversion ☐ Add Rider
☐ Reinstatement ☐ Original Age Term Conversion ☐ Reinstate OPP

Exercising a rider: ☐ PPO ☐ SPO ☐ SPPO ☐ GIR ☐ GIR Face Increase ☐ IER

A. Primary Insured

First Name | Middle Name | Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

☐ Social Security No. or ☐ Tax ID No. ☐ Exempt ☐ Applied for | Driver's License No. | State | ☐ None (Provide details in Section Q)

Country of Citizenship ☐ U.S. or ____________ | Country of Birth | State of Birth | How Long Living in the USA? ☐ Since Birth or _______ Years _______ Months

Immigration Visa or Work Authorization (*If other than a US citizen*) Type | Number | Expiration: Month | Year | **Occupation**

Employer Name: | Street | City | State | Country | Zip Code

If age 18 or over, has Primary Insured used tobacco, nicotine or any nicotine substitution product in any form in the last five years? ☐ Yes ☐ No

If "Yes", provide type ______________________ and date of last use (Month) ____________ (Year) ____________

B. Contact Information

Contact Primary Insured at: (*List both and check primary*) ☐ Home Phone Number: (_____) ____________ ☐ Business Phone Number: (_____) ____________

Best Time to Call: Between ____________ ☐ AM ☐ PM and ____________ ☐ AM ☐ PM (Please indicate widest time interval)

Time zone: ☐ EST ☐ CST ☐ MST ☐ PST ☐ AST ☐ HST E-mail Address: ______________________

Special Instructions, if any ______________________

In which language and dialect(s) was the sales interview conducted? Language ____________ Dialect ____________

Who acted as interpreter? ☐ Agent ☐ Other: | First Name | Last Name | Relationship to Primary Insured

If the Primary Insured requires special services for the hearing impaired, indicate the service required. ______________________

C. Owner (*if not Primary Insured*)

For all ownership types, name, address, and tax identification information is required. UTMA/UGMA requires Custodian's information to be provided.

Type: ☐ Individual ☐ Trust ☐ Corporation ☐ Partnership ☐ Charitable Organization ☐ UTMA/UGMA (Provide Custodian's information below)

Owner/Custodian First Name | Middle Name | Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

Telephone Number ( ) | E-mail Address | ☐ Social Security No. or ☐ Tax ID No. ☐ Exempt ☐ Applied for

Relationship to Primary Insured | Country of Citizenship ☐ U.S. or ____________

Immigration Visa or Work Authorization (*If other than a US citizen*) Type | Number | Expiration: Month | Year

Trust
Name of Trust ______________________ Date of Trust ____________
State where Trust established ____________ Name of Trustee(s) ____________
Relationship of Trustee(s) to Primary Insured ____________ Beneficiary(ies) of Trust ____________
Relationship of Trust Beneficiary(ies) to Primary Insured ____________

Uniform Transfers to Minors (UTMA/UGMA)
Name of Minor: First | Middle | Last | Suffix | Minor's Date of Birth (mm/dd/yyyy)

UTMA/UGMA for the state of | ☐ Minor's Social Security No. or ☐ Tax ID No. ☐ Exempt ☐ Applied for

213-500 1

PART 1 02

C. Owner *(continued)*

Successor Owner ☐ Primary Insured
First Name | Middle Name | Last Name | Suffix | Relationship to Primary Insured

Multiple Owners (Unless otherwise specified in Section Q, ownership will be joint with right of survivorship.)
First Name | Middle Name | Last Name | Suffix | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

Telephone Number ( ) | E-mail Address | ☐ Social Security No. or ☐ Tax ID No. ☐ Exempt ☐ Applied for

Relationship to Primary Insured | Country of Citizenship ☐ U.S. or ___________________

Immigration Visa or Work Authorization *(If other than a US citizen)*
Type | Number | Expiration: Month__________Year__________

D. Applicant *(if not Primary Insured)*

☐ Same as Owner

If Primary Insured is under age 18 years, complete the following questions.

Amount of in-force insurance on parent(s) or guardian(s): $____________ ☐ None

Are all other children in the family insured or to be insured for an amount at least equal to that on the Primary Insured? ☐ Yes ☐ No (If "No", provide details in Section Q)

First Name | Middle Name | Last Name | Suffix | Date of Birth (mm/dd/yyyy)

☐ Social Security No. or ☐ Tax ID No. ☐ Exempt ☐ Applied for | Relationship to Primary Insured

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

E. Payer *(if not Primary Insured)*

Same as ☐ Owner ☐ Applicant

First Name | Middle Name | Last Name | Suffix | ☐ Social Security No. or ☐ Tax ID No. ☐ Exempt ☐ Applied for

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code | Relationship to Primary Insured

Relationship to Owner (if other than Primary Insured) | Date of Birth (mm/dd/yyyy)

F. Mode, Policy Date, Premium Financing, Qualified Plans, Premium Notices and Other Requests
(All modes not available on every plan or product)

For Check-O-Matic mode complete attached Check-O-Matic authorization form. For NYL-A-Plan, complete form 21237 and 21242. For Government Allotment, use form 16513.

Payment: ☐ Annual ☐ Semi-Annual ☐ Quarterly ☐ Monthly
☐ Check-O-Matic ☐ Government Allotment ☐ NYLIFE Securities ☐ Single Sum

☐ NYL-A-Plan # ______________________ ☐ List Bill # ______________________ ☐ MainStay # ______________________

Chosen Policy Date ______/______/______ Preliminary term to ______/______/______ (available on WL, MPWL and CWL only)

Policy Transfers/Premium Financing

1. Does the Proposed Insured, Applicant or Owner plan to transfer any right, title, or ownership interest in the policy being applied for to a third party, or has any of these parties ever transferred any rights, title or ownership in any life insurance policy to a third party? .... ☐ Yes ☐ No
2. Is any part of the premium for this policy being financed by a third party, or has the Proposed Insured, Applicant or Owner been offered any inducement, fee or compensation, including 'free life insurance,' as an inducement to purchase life insurance? .... ☐ Yes ☐ No
3. Has the Proposed Insured, Applicant or Owner, within the past twelve months, authorized any third party to have a life settlement or viatical company review their personal medical status? .... ☐ Yes ☐ No

If "Yes" to #1, #2 or #3, provide details in Section Q.

Qualified Plans: ☐ 401(k) ☐ 401(a) ☐ 412(e)(3) ☐ Keogh ☐ 457 ☐ Profit Sharing ☐ Defined Benefit ☐ Pension Option ☐ ______________
Other Requests: ☐ Reduced paid up at lapse ☐ Non-transfer Option
Split Dollar: ☐ Endorsement Split Dollar

Premium Notices

☐ Send Premium notice to Owner's other US address:

Street ______________________ City ______________________ State __________ Zip Code __________

The Owner may designate a secondary addressee to receive notice of past due premium/potential lapse of coverage.

Name ______________________ Street ______________________ City ______________________ State ________ Zip Code ________

213-500 2

P A R T 1 0 3

G. Primary Insured's Beneficiary

☐ Same as Owner ☐ Family Protection Standard Beneficiary Designation (includes Additional Insured and Children)

Named Beneficiaries (indicate class as 1st/Primary, 2nd/Secondary, etc.) ☐ Per Stirpes (Can only be checked if all beneficiaries are individuals)

Class	Full Name (First, Middle, Last)	Date of Birth (mm/dd/yyyy)	Social Security No./ Tax ID No.	Relationship to Primary Insured	Share
____	____	____	____	____	____
	Address & Phone # ____			☐ Same as Primary Insured	
____	____	____	____	____	____
	Address & Phone # ____			☐ Same as Primary Insured	
____	____	____	____	____	____
	Address & Phone # ____			☐ Same as Primary Insured	
____	____	____	____	____	____
	Address & Phone # ____			☐ Same as Primary Insured	
____	____	____	____	____	____
	Address & Phone # ____			☐ Same as Primary Insured	

Trust

Name of Trust ____ Date of Trust ____ State where Trust established ____

Name, Address & Phone # of Trustee(s) ____

Relationship of Trustee(s) to Primary Insured ____ Beneficiary(ies) of Trust ____

Relationship of Trust Beneficiary(ies) to Primary Insured ____

Uniform Transfers to Minors (UTMA/UGMA)

Name, Address & Phone # of Custodian ____ as custodian for

Name of Minor ____ UTMA/UGMA for the state of ____

Minor's Date of Birth (dd/mm/yyyy) ____ Minor's Social Security Number ____

H. Current Health and Payment Information

Has the Proposed Insured or anyone proposed for coverage on the policy:

1. Within the last 90 days, been recommended by a physician or other medical practitioner to undergo diagnostic procedures or tests for any symptoms, illnesses or conditions? ☐ Yes ☐ No
2. Within the last 2 years, been unable to work or unable to attend school, or been disabled for one month or more? ☐ Yes ☐ No
3. Within the last 2 years, been admitted to a hospital or other medical facility for more than 2 consecutive days? ☐ Yes ☐ No

If "Yes" to #1, #2 or #3, do not collect deposit premium and provide name and details in Section Q.

Total amount paid $ ____ If amendment, amount previously paid $ ____

4. Complete the following questions for any Proposed Insureds actual age **24 months old or younger** (except for children under CI Rider and Family Protection Plan):
   (a) Was the child born prematurely (less than 37 weeks gestation)? ☐ Yes ☐ No
   (b) Was the child's birth weight less than 5 pounds (2.27 kilograms)? ☐ Yes ☐ No
   (c) Has the child required hospitalization or been diagnosed with a birth injury, congenital disorder, deformity, heart murmur, developmental delay, intellectual disability, or accidental injury? ☐ Yes ☐ No

If "Yes" to #4a, 4b, or 4c, provide name and details, including the name and address of physician or health care provider in Section Q.

213-500 3

PART 1 04

I. Coverage Information

NYLIC	RIDERS	DIVIDEND OPTION
☐ Whole Life ☐ Custom Whole Life Premium Pay Years ______ ☐ Modified Premium Whole Life Face Amount $ __________ or Premium $ __________ ☐ Automatic Premium Loan	☐ WP ☐ ADB $ __________ ☐ DOT $ __________ ☐ LBR ☐ OPP ☐ COM ☐ WP Scheduled Bill $ __________ Unscheduled (Lump Sum) $ __________ ☐ CPB ☐ CI # units ______ ☐ PPO $ __________ ☐ PFB ☐ LCTR__ PI $ __________ ☐ LCTR__ OCI 1 $ __________ ☐ LCTR__ OCI 2 $ __________ ☐ YCTR PI $ __________ ☐ YCTR/OCI $ __________ ☐ __________ $ __________	(Select one) ☐ Pd Up Ad ☐ Accum ☐ Prem ☐ Cash
☐ Survivorship Whole Life Face Amount $ __________ ☐ Automatic Premium Loan ☐ __________	2nd to Die ☐ DOT $ __________ ☐ LTR $ __________ ☐ EPR $ __________ ☐ __________ $ __________ 1st to Die ☐ LFD $ __________ ☐ OPP ☐ COM ☐ WP Scheduled Bill $ __________ Unscheduled (Lump Sum) $ __________ ☐ __________ $ __________ ☐ __________ $ __________	(Select one) ☐ Pd Up Ad ☐ Accum ☐ Prem ☐ Cash
☐ Yearly Convertible Term Face Amount $ __________	☐ WP ☐ ADB $ __________ ☐ CI # units ______ ☐ YCTR PI $ __________ ☐ YCTR/ OCI $ __________ ☐ LBR ☐ PPO $ __________ ☐ __________ $ __________ ☐ __________ $ __________ ☐ __________ $ __________	(Select one) ☐ Accum ☐ Prem ☐ Cash
☐ Level Premium Convertible Term ______ Year Guaranteed Level Premium Face Amount $ __________	☐ WP ☐ ADB $ __________ ☐ LBR ☐ LCTR__ PI $ __________ ☐ LCTR__ OCI 1 $ __________ ☐ LCTR__ OCI 2 $ __________ ☐ __________ ☐ YCTR PI $ __________ ☐ YCTR/ OCI $ __________ ☐ CI # units ______ ☐ ECPO (LCT 11-20 only) ☐ PPO $ __________ ☐ __________ $ __________	(Select one) ☐ Accum ☐ Prem ☐ Cash
☐ Family Protection Face Amount $ __________ (Insured 1) Face Amount $ __________ (Insured 2)	☐ WP (Insured 1) ☐ LBR ☐ WP (Insured 2) ☐ __________	(Select one) ☐ Accum ☐ Prem ☐ Cash
☐ One Year Non-Renewable Term Face Amount $ __________		(Select one) ☐ Accum ☐ Prem ☐ Cash
☐ __________ Face Amount $ __________ ☐ __________ ☐ __________	☐ OPP ☐ COM Scheduled Bill ☐ WP $ __________ Unscheduled (Lump Sum) __________ ☐ __________ $ __________ ☐ __________ $ __________ ☐ __________ $ __________	

NYLAZ	
☐ __________ Face Amount $ __________	☐ __________ $ __________ ☐ __________ $ __________

NYLIAC	RIDERS
☐ Universal Life IRC Sec. 7702 Option: ☐ CVAT ☐ GPT Face Amount $ __________ Life Insurance Option: ☐ Level (1) ☐ Increasing (2) ☐ Face Amount plus Adjusted Premium (3) Planned Premium $ __________ Initial Premium $ __________	☐ MDW ☐ ADB $ __________ ☐ GIR $ __________ ☐ LBR ☐ CI # units ______ ☐ OCI 1 $ __________ ☐ OCI 2 $ __________ ☐ LPBR ☐ __________ ☐ __________ $ __________ ☐ __________
☐ Survivorship Universal Life IRC Sec. 7702 Option: ☐ CVAT ☐ GPT Face Amount $ __________ Life Insurance Option: ☐ Level (1) ☐ Increasing (2) ☐ Face Amount plus Adjusted Premium (3) Planned Premium $ __________ Initial Premium $ __________	☐ FTD $ __________ ☐ 10 YLTR $ __________ ☐ EPR $ __________ ☐ __________ $ __________ ☐ __________

213-500 4

P A R T 1 0 5

I. Coverage Information

NYLIAC	RIDERS
☐ Custom UL Guarantee Face Amount $____________ Life Insurance Option ☐ Level ☐ ___________ IRC Sec. 7702 Option ☐ CVAT ☐ ___________ Planned Premium $___________ Planned Premium Paying Period________ Add'l 1st Year Premium $___________	☐ MDW ☐ LBR ☐ ROP Maximum ROP Benefit Amount $ ___________ ROP Percentage __________% ROP Benefit Interest Rate __________% ☐ __________ ☐ __________ $ __________ __________
☐ Custom SUL Guarantee Face Amount $________ Life Insurance Option ☐ Level ☐ ___________ IRC Sec. 7702 Option ☐ CVAT ☐ ___________ Planned Premium $___________ Planned Premium Paying Period ________ Add'l 1st Year Premium $___________	☐ LBR ☐ FTD $ __________ ☐ ROP Maximum ROP Benefit Amount $ ___________ ROP Percentage __________% ROP Benefit Interest Rate __________% ☐ EPR $ __________ ☐ 10YLTR $ __________ ☐ __________ $ __________ ☐ __________ __________
☐ Nautilus Advantage Universal Life IRC Sec. 7702 Option ☐ CVAT ☐ GPT Face Amount $___________ Life Insurance Option: ☐ Level(1) ☐ Increasing(2) ☐ Face Amount plus Adjusted Premiums (3) Planned Premium $___________ Initial Premium $___________	☐ MDW ☐ ADB $ __________ ☐ GIR $ __________ ☐ LBR ☐ CI # units ______ ☐ OCI 1 $ __________ ☐ OCI 2 $ __________ ☐ LPBR ☐ __________ ☐ __________ $___________ ☐ __________
☐ Nautilus Advantage Survivorship Universal Life IRC Sec. 7702 Option ☐ CVAT ☐ GPT Face Amount $___________ Life Insurance Option: ☐ Level(1) ☐ Increasing(2) ☐ Face Amount plus Adjusted Premiums (3) Planned Premium $___________ Initial Premium $___________	☐ FTD $ __________ ☐ 10 YLTR $ __________ ☐ EPR $ ___________ ☐ __________ $___________ ☐ __________
☐ Instant Legacy - SPUL Single Premium $___________	Submit completed Simplified Medical Questionnaire - Part II Do not complete section P "Non-medical Health Questionnaire" for Instant Legacy.
☐ Variable Universal Life Accumulator IRC Sec. 7702 Option: ☐ CVAT ☐ GPT Face Amount $___________ Life Insurance Option: ☐ Level (1) ☐ Increasing (2) ☐ Face Amount plus Adjusted Premium (3) ☐ __________ Planned Premium $___________ Initial Premium $___________	☐ MDW ☐ LER ☐ GIR $ __________ ☐ LBR ☐ ADB $ ______________ ☐ CI # units ___________ ☐ GMDB ☐ ___________ ☐ GMAB ☐ OCI 1 $ __________ ☐ OCI 2 $ __________ ☐ WSP ☐ __________

213-500 5

PART1 06

NYLIAC RIDERS

☐ Survivorship Variable Universal Life Accumulator
IRC Sec. 7702 Option: ☐ CVAT ☐ GPT
Face Amount $ ____________
Life Insurance Option:
☐ Level (1) ☐ Increasing (2)
☐ Face Amount plus Adjusted Premium (3)
☐ ________
Planned Premium $ ____________
Initial Premium $ ____________

1st to Die
☐ FTD
$ ________
☐ EPR
$ ________
☐ GMDB (Younger Insured's Age 100)
☐ ________
☐ LER
☐ GMAB
☐ ________
$ ________

☐ Lifetime Wealth Variable Universal Life
IRC Sec. 7702 Option: ☐ CVAT ☐ GPT
Face Amount $ ____________
Life Insurance Option:
☐ Level (1) ☐ Increasing (2)
☐ Face Amount plus Adjusted Premium (3)
☐ Planned Premium $ ____________
Initial Premium $ ____________
Investment Adviser ☐ None
☐ ____________a

☐ MDW
☐ LER
$ ________
☐ LBR
☐ ADB
☐ CI
Units________
☐ WSP
☐ GMDB
☐ GMAB
☐ PAIR*
☐ OCI 1
$ ________
☐ OCI 2
$ ________
☐ ________

*The Pre-Approved Increase Rider (PAIR) is optional for Attained Age Term Conversion and must be selected if desired. The PAIR rider is automatically included on all new issues.

☐ Asset Preserver
Face Amount $ ____________ or
Single Premium $ ____________
*Benefit Payment Option:
☐ Base Only ☐ Base Plus EOB________
☐ Inflation Option________

Submit completed Asset Preserver Application Supplement
☐ ____________
$ ____________
*Not all Benefit Payment Options available in all states.

☐ Legacy Creator - SPVUL
Single Premium $ ____________

☐ LBR
☐ ________
☐ ____________
$ ____________
Submit completed Simplified Medical Questionnaire - Part II
Do not complete section P "Non-medical Health Questionnaire" for Legacy Creator.

Executive Benefits
☐ CorpExec VUL ______ ☐ CEUL
☐ BOLI ________
☐ CorpExec Accumulator
☐ ________
IRC Sec. 7702 Option: ☐ CVAT ☐ GPT
Face Amount $ ____________
Life Insurance Option:
☐ Level (1) ☐ Increasing (2)
☐ Face Amount plus Adjusted Premium (3) (if applicable)
☐ ________
Unisex Issue: ☐ Yes ☐ No

☐ LTR (CorpExec VUL only)
☐ STR (CorpExec VUL, CEUL, CorpExec Accumulator)
☐ OLP (CorpExec Accumulator Only)
☐ ________ ☐ ________
$ ________ $ ________

Premium Paid at Issue: $________ Billing Frequency: ☐ Annual ☐ Semi-Annual ☐ Quarterly ☐ Single
Planned Premium in Year 1: $____________
Planned Premium in Years 2-10:
Year 2: $________ Year 5: $________ Year 8: $________
Year 3: $________ Year 6: $________ Year 9: $________
Year 4: $________ Year 7: $________ Year 10: $________

☐ ________
Face Amount $ ____________ or
Planned Premium $ ____________
Initial Premium $ ____________
IRC Sec. 7702 Option
☐ CVAT ☐ ________
Planned Premium $________
Planned Premium Paying Period________
Addt'l 1st Year Premium $________

☐ ____________ ☐ ____________
$ ____________ $ ____________

Alternate and Additional Policy Requests (Complete plan, face amount, rider(s), rider amount, and dividend option requests below. If changes to other sections are being requested, provide instructions below or in Section Q.)
☐ Alternate ☐ Additional
Plan:____________ Face Amount: $ ____________
Rider:____________ Rider Amount: $ ____________
Amount Paid:____________ (Additional Only)
Dividend Option:____________
CWL Premium Pay Years: ____________
Instructions:____________

213-500 6

P A R T 1 0 7

J. Personal Information

1. In the last 5 years, has the Primary Insured or any other Proposed Insured(s)

(a) had their driver's license suspended or revoked? .... ☐ Yes ☐ No

If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage and give details below including reason, driver's license # (if other than previously stated), State of license, and month and year of occurrence.

Name	Reason	License #	State	Date (month/year)

(b) been declined for issue, reinstatement or renewal of any type of life or health insurance? .... ☐ Yes ☐ No

If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage, give company name (including New York Life), reason and date.

Name	Company	Reason	Date (month/year)

2. a) In the last 10 years, has the Primary Insured or any other Proposed Insured(s) plead guilty to, or been convicted of, or been imprisoned for any felony or misdemeanor, or are there any such charges currently pending? .... ☐ Yes ☐ No

b) If "Yes" to a conviction, is the Primary Insured or any other Proposed Insured(s) currently on parole or probation as a result of such conviction? .... ☐ Yes ☐ No

(If "Yes" to 2a or 2b, indicate name or maiden name (if applicable) of person(s) applying for coverage, and give details below, including reason, State, County, month and year of occurrence.)

Name	Reason	State	County	Date (month/year)

3. In the next 12 months does the Primary Insured or any Proposed Insured plan to travel or reside outside the U.S. or Canada? .... ☐ Yes ☐ No

If "Yes", indicate name of the person(s) applying for coverage, purpose of travel (personal or business), the country, the date(s) of travel and the duration(s) of stay.

Name	Purpose	Country	Date (month/year)	Duration

4. In the last 12 months has the Primary Insured or any other Proposed Insured engaged in, or intend to engage in within the next 12 months, any of the following: .... ☐ Yes ☐ No

(a) ☐ motorcycle ☐ snowmobile and/or ☐ all terrain vehicle (ATV) riding? Check all that apply. If "Yes", provide the following details:

Insured's Name ______________________ Annual mileage __________ Vehicle used for ______________________

Safety helmet used? ☐ Yes ☐ No Safety course completed? ☐ Yes ☐ No

(b) or any of the following: If "Yes", check all that apply and complete Form Series 7663.

☐ SCUBA or skin diving ☐ auto racing ☐ motorcycle racing ☐ power boat racing ☐ snowmobile racing ☐ all terrain vehicle (ATV) racing or ☐ any other type of vehicle racing ☐ sky diving ☐ rock/mountain climbing ☐ helicopter skiing ☐ cave exploration ☐ hot air ballooning ☐ rodeo riding ☐ flying as civilian pilot ☐ flying as a military pilot ☐ ultralight or ☐ hang-gliding

K. Other Coverage *(List each Proposed Insured and details of other coverage)*

Insured's Name	None	In Force	Pending	Company	Amount	Personal	Business
	☐	☐	☐		$	☐	☐
	☐	☐	☐			☐	☐
	☐	☐	☐			☐	☐
	☐	☐	☐			☐	☐

If "Pending" is checked off above, what is the total amount of pending coverage, excluding New York Life, that will be placed in all companies for each insured? $______________ Use Section Q for Additional Details.

L. Financial Information

	Primary Insured	Other Insured	Owner if not Primary Insured
Current Annual Earned Income			
Current Annual Unearned Income			
Current Net Worth			

213-500 7

M. Business and Creditor Insurance

Question 1 must be completed for all Business and Creditor Insurance (except Buy/Sell). Complete Questions 2, 3 and 4, as applicable. If more space is needed, use Section Q, Additional Details.

1. Will an employer, including a partnership, be the owner and beneficiary of the insurance applied for on the life of an employee or partner? Yes No (“Employer” includes related parties, such as an affiliate of the business.) If “Yes”, the Proposed Insured must acknowledge the following statement by initialing the space provided below.

I, the Proposed Insured, acknowledge and agree that: (1) my employer intends to insure my life; (2) I have been notified of the amount of insurance applied for on my life; (3) my employer will be a beneficiary of any policy proceeds payable upon my death; and (4) coverage may continue after my employment terminates.

Proposed Insured’s initials here:

Notice to Owner: If “Yes” is checked above, you may be subject to IRS record keeping and annual reporting requirements relating to employer-owned life insurance contracts. Please consult with your tax advisor.

2. (a) If BUY/SELL, what is the net income $             and market value $            of the business?

(b) Does insured(s) have ownership in the business? If “Yes”, list all owners and percent of ownership for each (for survivorship policy, list each insured and provide ownership percentage for each).             Yes No             (c) Are all owners being insured? Provide details and amounts.             Yes No

3. (a) If KEY EMPLOYEE, provide reason why employee is key to the organization, and length of time employed.

(b) Are all Key Employees being insured? Provide details and amounts.            Yes No

4. If CREDITOR COVERAGE, what is the loan amount $            , term             (years)            (months), and purpose?

Purpose             If creditor requires collateral assignment, include completed collateral assignment with application.

N. Term Conversion

Sections A, C, D, E, F, G and I of the application are also required for contractual conversions. For non-contractual conversions or changes, underwriting is required.

1. Policy Number             Term Policy Term Rider

These term coverages can be attained age converted (AATC): OCI DOT AD105 and after TL AD 85 and prior Conversion of Spouse Conversion of Child 1YT (Div. Opt.)

Amount to be Converted: Term Policy $             Term Rider $

Amount Remaining In Force: Term Policy $             Term Rider $             (If no amount entered, remainder will be terminated) If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? New rider without underwriting (less than 5 years from original issue and meets minimum amount rules) PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) PTIS rider without underwriting (less than 5 years from original issue date and meets amount rules) New rider with underwriting required (Provide details in Section Q) Is a reduction in rating being requested? . Yes No If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work?

(If “Yes”, provide details and dates in Section Q.) . Yes No If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy does not include this benefit, complete Sections J and P of this application.

2. Policy Number             Term Policy Term Rider

These term coverages can be attained age converted (AATC): OCI DOT AD105 and after TL AD 85 and prior Conversion of Spouse Conversion of Child 1YT (Div. Opt.)

Amount to be Converted: Term Policy $             Term Rider $

Amount Remaining In Force: Term Policy $             Term Rider $             (If no amount entered, remainder will be terminated) If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? New rider without underwriting (less than 5 years from original issue and meets minimum amount rules) PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) PTIS rider without underwriting (less than 5 years from original issue date and meets amount rules) New rider with underwriting required (Provide details in Section Q) Is a reduction in rating being requested? . Yes No If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work?

(If “Yes”, provide details and dates in Section Q.) . Yes No If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy does not include this benefit, complete Sections J and P of this application.

For Attained Age Term Conversions the following apply:

There will be no insurance in effect on the new policy prior to the policy date given in the policy or policy date specified here             /            /            , and coverage on the new policy will not begin until the coverage being converted has been terminated.

I agree that any monies due from a Conversion of a NYLIC or NYLAZ policy to a NYLIC Life policy will be credited to the Dividend Option of the new life conversion policy. I agree that any monies due from a Conversion of a NYLIC or NYLAZ policy to a NYLIAC Life Policy will be credited to the Initial Premium, which will be increased to equal the credit applied to my NYLIAC policy when the credit is greater than the requested Initial Premium of the new life conversion policy.

SWL/SVUL/SUL policies pay a death benefit on the second death only, and no death benefits are payable on a first death.

The items in the Temporary Coverage Agreement and the Signature Section of this application apply even when a NYLAZ policy is being converted or when the new policy is issued by NYLIAC, a subsidiary of NYLIC.

O. Guaranteed Insurability Option Date (PPO and GIR)

Scheduled Option Date: Mo.             Day             Year

Date of marriage birth adoption Mo.             Day             Year            Proof of event is required.

Do Not Complete if Any Other Type of Medical Examination Part II is Required.

P. Non-Medical Health Questionnaire

First Name Middle Name Last Name Height             ft.             in. Weight             lbs.

(For each additional insured, please use a separate Additional Insured Non-Medical Health Questionnaire)

1.In the last 5 years, has the Proposed Insured consulted his or her primary physician, or other member of the medical profession, or been seen at a medical facility? Yes No Name             Address             Phone number (            )             -            Date of last visit:             /            /            Reason for visit:             Treatment or medication provided: (Provide details, name and dosage)

2.List all medications prescribed in the last 2 years: (Include reason, dosage and frequency)

3. In the last ten (10) years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If “Yes”, circle all conditions that apply) a. Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular pulse? . Yes No b. Elevated blood sugar or diabetes?. Yes No c. Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any type of sleep disorder?. Yes No d. Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma?. Yes No e. Multiple sclerosis; epilepsy, seizures; intellectual disability; memory loss or other neurological disorder? . Yes No f. Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder?. Yes No g. Stroke, transient ischemic attack (TIA) or other circulatory disorder? . Yes No h. Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA?. Yes No i. Colitis; blood in stool; intestinal polyps or other intestinal disorder? . Yes No j. Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue disorder? . Yes No k. Any psychiatric or mental health condition (include counseling or hospitalization)? . Yes No l. Drug or alcohol use, used cocaine or other controlled substances (other than as prescribed by a physician), or been counseled or hospitalized for drug or alcohol use?. Yes No

4. In the last ten (10) years, has the Proposed Insured been diagnosed by a member of the medical profession or tested positive for Human

Immunodeficiency Virus (AIDS virus) or Acquired Immune Deficiency Syndrome (AIDS)? . Yes No

5. In the last two (2) years, has the Proposed Insured been treated by a member of the medical profession for any of the following symptoms, for which a final medical professional diagnosis is not yet known: chest pain or pressure; blood in urine; rectal bleeding; blood in stool; loss of consciousness; recurrent shortness of breath; or cough, fever, or headache lasting five or more days? (If “Yes”, circle all that apply) . Yes No

6. In the last two (2) years, other than as already stated, has the Proposed Insured: a. Had any surgery or been recommended to have surgery?. Yes No b. Had any diagnostic tests (excluding HIV tests) or been recommended to have any diagnostic test other than already stated?

(Such as but not limited to an X-ray, CT scan, stress test, MRI or ultrasound other than for pregnancy) . Yes No c. Been unable to work, unable to attend school or been disabled for 30 days or more?. Yes No

7. Among Proposed Insured’s natural parents, brothers or sisters, has anyone been diagnosed or treated by a member of the medical profession for angina, heart disorder, stroke, diabetes or cancer? (If “Yes”, provide the following details: relationship; medical condition; age at onset of illness; current age, if alive, or age at death. If cancer indicated, provide type or location.). Yes No 8. a. In the last 12 months, has the Proposed Insured had a change in weight greater than 10 pounds?. Yes No b. If “Yes”, please provide how many pounds lost             or how many pounds gained             and check off all that apply: Diet Exercise Surgery Pregnancy Unknown

9. Complete the following questions if the Proposed Insured is actual age 70 or over: a. Within the last 2 years, has the Proposed Insured been unable to participate in normal activities or been confined at home? . Yes No b. Does the Proposed Insured live in a facility that provides him or her with personal care?. Yes No c. Has the Proposed Insured been hospitalized or evaluated, counseled or treated by a member of the medical profession for memory problems or disorientation?. Yes No d. Within the last 2 years, has the Proposed Insured had a fall resulting in a fracture, or been bed-ridden for 2 weeks or more, or has the Proposed Insured required assistance in walking, eating, bathing, toileting, or dressing? (Circle all that apply). Yes No

Give full details (including addresses and phone numbers of doctors) for all questions answered “Yes” above. If more space is needed, please use Section Q.

Onset Recovery

Ques. No. Reason – Include diagnosis, treatment, medication, surgery and outcomes Doctors, Hospitals and Medical Facilities Info Mo. Year Mo. Year

213-500 9

Q. Additional Details

Please refer to each section letter when providing additional details and remarks.

Section

213-500 10

P A R T 1 1 0

Complete only for coverage on Additional Insureds

Additional Insured (Completion of Additional Insured Non-Medical Health Questionnaire is required.)

First Name | Middle Name | Last Name | Suffix | ☐ Male ☐ Female | Date of Birth (mm/dd/yyyy)

Residence: Street (P.O. Box Not Permitted) | City | State | Country | Zip Code

☐ Social Security No. or ☐ Tax ID No. ☐ Exempt ☐ Applied for | Driver's License No. | State | ☐ None (Provide details in Section Q) | Relationship to Primary Insured

Country of Citizenship ☐ U.S. or ____________________ | Country of Birth | State of Birth | How Long Living in the USA? ☐ Since Birth or ______Years______Months

Immigration Visa or Work Authorization (*If other than a US citizen*) Type | Number | Expiration: Month | Year | **Occupation**

Employer Name: | Street | City | State | Country | Zip Code

If age 18 or over, has Additional Insured used tobacco, nicotine or any nicotine substitution product in any form in the last five years? ☐ Yes ☐ No
If "Yes", provide type ________________________________ and date of last use (Month) __________ (Year) __________

If Additional Insured is under age 18 years, complete the following questions.
Amount of in-force insurance on parent(s) and guardian(s): $________________________________ ☐ None
Are all other children in the family insured or to be insured for an amount at least equal to that on the Additional Insured? ☐ Yes ☐ No
(If "No", provide details in Section Q)

Named Beneficiaries ☐ Owner ☐ Primary Insured ☐ Trust ☐ UTMA/UGMA (For Trust or UTMA/UGMA, provide details in Section Q) ☐ Per Stirpes

Class	Full Name (First, Middle, Last)	Date of Birth (mm/dd/yyyy)	Social Security No./ Tax ID No.	Relationship to Additional Insured	Share
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Primary Insured	
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Primary Insured	

Contact Information

☐ Same as for Primary Insured

Contact Additional Insured at: (*List both and check primary*) ☐ Home Phone Number: (_____) ____________ ☐ Business Phone Number: (_____) ____________
Best Time to Call: Between ________ ☐ AM ☐ PM and ________ ☐ AM ☐ PM (Please indicate widest time interval)
Time zone: ☐ EST ☐ CST ☐ MST ☐ PST ☐ AST ☐ HST E-mail Address: ________________
Special Instructions, if any ________________

In which language and dialect(s) was the sales interview conducted? Language________________ Dialect________________

Who acted as interpreter? ☐ Agent ☐ Other: | First Name | Last Name | Relationship to Additional Insured

If the Additional Insured requires special services for the hearing impaired, indicate the service required. ________________

Children's Insurance Information (CI and Family Protection plan)

If any child's address and/or phone # is different than the Primary Insured, provide details in Section Q.

First Name	Middle Name	Last Name	Sex	Date of Birth (mm/dd/yyyy)	Relationship to Primary Insured	Social Security
			☐ Male ☐ Female			☐ No. ______ ☐ Exempt ☐ Applied for
			☐ Male ☐ Female			☐ No. ______ ☐ Exempt ☐ Applied for
			☐ Male ☐ Female			☐ No. ______ ☐ Exempt ☐ Applied for

Named Beneficiaries ☐ Owner ☐ Primary Insured

Class	Full Name (First, Middle, Last)	Date of Birth (mm/dd/yyyy)	Social Security No./ Tax ID No.	Relationship to Child Insured	Share
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Primary Insured	
______	______	______	______	______	______
	Address & Phone # ______			☐ Same as Primary Insured	

1. Has any child proposed for coverage, displayed any physical or mental impairment due to illness, injury or birth defect or is any child currently taking prescribed medication on a regular basis? (If "Yes", provide details, including reason, dosage, and frequency in Section Q) .... ☐ Yes ☐ No
2. In the last 5 years, has any child proposed for coverage been hospitalized or been unable to attend school regularly? (If "Yes", provide details in Section Q) ☐ Yes ☐ No

213-500 11

Do Not Complete if Any Other Type of Medical Examination Part II is Required.

Additional Insured Non-Medical Health Questionnaire

First Name Middle Name Last Name Height             ft.             in. Weight             lbs.

(For each additional insured, please use a separate Additional Insured Non-Medical Health Questionnaire)

1.In the last 5 years, has the Proposed Insured consulted his or her primary physician, or other member of the medical profession, or been seen at a medical facility? Yes No Name             Address             Phone number (            )             -            Date of last visit:             /            /            Reason for visit:             Treatment or medication provided: (Provide details, name and dosage)

2.List all medications prescribed in the last 2 years: (Include reason, dosage and frequency)

3. In the last ten (10) years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If “Yes”, circle all conditions that apply) a. Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular pulse? . Yes No b. Elevated blood sugar or diabetes?. Yes No c. Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any type of sleep disorder?. Yes No d. Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma?. Yes No e. Multiple sclerosis; epilepsy, seizures; intellectual disability; memory loss or other neurological disorder? . Yes No f. Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder?. Yes No g. Stroke, transient ischemic attack (TIA) or other circulatory disorder? . Yes No h. Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA?. Yes No i. Colitis; blood in stool; intestinal polyps or other intestinal disorder? . Yes No j. Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue disorder? . Yes No k. Any psychiatric or mental health condition (include counseling or hospitalization)? . Yes No l. Drug or alcohol use, used cocaine or other controlled substances (other than as prescribed by a physician), or been counseled or hospitalized for drug or alcohol use?. Yes No

4. In the last ten (10) years, has the Proposed Insured been diagnosed by a member of the medical profession or tested positive for Human

Immunodeficiency Virus (AIDS virus) or Acquired Immune Deficiency Syndrome (AIDS)? . Yes No

5. In the last two (2) years, has the Proposed Insured been treated by a member of the medical profession for any of the following symptoms, for which a final medical professional diagnosis is not yet known: chest pain or pressure; blood in urine; rectal bleeding; blood in stool; loss of consciousness; recurrent shortness of breath; or cough, fever, or headache lasting five or more days? (If “Yes”, circle all that apply) . Yes No

6. In the last two (2) years, other than as already stated, has the Proposed Insured: a. Had any surgery or been recommended to have surgery?. Yes No b. Had any diagnostic tests (excluding HIV tests) or been recommended to have any diagnostic test other than already stated?

(Such as but not limited to an X-ray, CT scan, stress test, MRI or ultrasound other than for pregnancy) . Yes No c. Been unable to work, unable to attend school or been disabled for 30 days or more?. Yes No

7. Among Proposed Insured’s natural parents, brothers or sisters, has anyone been diagnosed or treated by a member of the medical profession for angina, heart disorder, stroke, diabetes or cancer? (If “Yes”, provide the following details: relationship; medical condition; age at onset of illness; current age, if alive, or age at death. If cancer indicated, provide type or location.). Yes No 8. a. In the last 12 months, has the Proposed Insured had a change in weight greater than 10 pounds?. Yes No b. If “Yes”, please provide how many pounds lost             or how many pounds gained             and check off all that apply: Diet Exercise Surgery Pregnancy Unknown

9. Complete the following questions if the Proposed Insured is actual age 70 or over: a. Within the last 2 years, has the Proposed Insured been unable to participate in normal activities or been confined at home? . Yes No b. Does the Proposed Insured live in a facility that provides him or her with personal care?. Yes No c. Has the Proposed Insured been hospitalized or evaluated, counseled or treated by a member of the medical profession for memory problems or disorientation?. Yes No d. Within the last 2 years, has the Proposed Insured had a fall resulting in a fracture, or been bed-ridden for 2 weeks or more, or has the Proposed Insured required assistance in walking, eating, bathing, toileting, or dressing? (Circle all that apply). Yes No

Give full details (including addresses and phone numbers of doctors) for all questions answered “Yes” above. If more space is needed, please use Section Q.

Onset Recovery

Ques. No. Reason – Include diagnosis, treatment, medication, surgery and outcomes Doctors, Hospitals and Medical Facilities Info Mo. Year Mo. Year

Check-O-Matic (C-O-M) – New Business Cases Only

1. New York Life Insurance Company, New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as indicated in this application, will direct the transfer of funds from the account you designate. This transfer will be used to pay premiums on the policy (policies) and/or monthly Option to Purchase Paid-up Additions (OPP) premiums. This transfer will be done each month on a regular schedule established by us. You will not receive premium notices while this arrangement is in effect.

2. This arrangement does not change the premium due dates specified in the policy and it does not extend any of the grace or late periods for paying these premiums. The policy or policies will lapse at the end of the grace or late period if the premium remains unpaid.

3. Any policy included under this arrangement is subject to our minimum and maximum premium and OPP premium rules.

4. The arrangement will apply to the policies listed below and will cover all future premiums and any current premiums that have not yet been paid.

Complete information below:

Primary Insured’s Name:            Policy Number

Indicate Type:

Single Check-O-Matic Check-O-Matic OPP

Multiple Check-O-Matic Previous Case Reference Number or Policy Number            Add to Check-O-Matic Previous Case Reference Number or Policy Number            Concurrent Insured’s Name            Date of Birth:             /            /

ELECTRONIC FUNDS TRANSFER (EFT)

Check here to pay your initial premium payment via EFT. This initial payment will be processed on or after the date the form is signed. PLEASE NOTE: One Time EFT payments are not available for Variable Products. To have your payment(s) withdrawn directly from your bank account, via an Electronic Funds Transfer (EFT), please provide the following information or attach a VOID check/deposit slip with the following information. Please Check One: Checking Account Savings Account

IMPORTANT: Please print all information clearly.

3rd Party Payer Information

A 3rd party payer is someone other than the designated Policyowner or insured of the policy. If payment is coming from a 3rd party, the payer will need to complete the information below. If this information is not provided, your request for the Check-O-Matic premium payment option cannot be processed.

Name:             Date of Birth:             First Name Middle Initial Last Name

Address (Street, City, State, and Zip Code REQUIRED. P.O. Box not acceptable):

Relationship to the Policyowner:             Social Security Number/Tax ID Number

Authorization Statement for Check-O-Matic (applies to Premium payments only)

I understand that I may discontinue this payment arrangement by notifying the Insurer. The Owner of each policy may discontinue it for his or her own policy. The arrangement ends on the day the Insurer receives the notice.

By initialing below I/We authorize New York Life Insurance Company or one of its subsidiaries to make monthly withdrawals from the account named above. I/We also authorize the Financial Institution named above to debit my/our account accordingly: Initials of Depositor(s) X             Is the Depositor the Policyowner? Yes No If “No”, Depositor is Primary Insured Applicant Payer (Check all that apply)

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P A R T 1 1 1

Statement of Agreement

Those Persons Who Sign This Application Agree That:

1. All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's Incontestability Provision, invalidate coverage.
2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life Insurance Company's, New York Life Insurance and Annuity Corporation's or NYLIFE Insurance Company of Arizona's rights or requirements.
3. "Cash Paid" with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for. Further, a reinstatement will not take effect until (a) the Insurer approves the application, and (b) the sum required by the Insurer with respect to the reinstatement application is paid during the lifetime of all persons to be covered under the reinstated policy.
4. The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date.
   At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office.
5. By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, or by Check-O-Matic, the total premium paid during one year's time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and NYLIFE Insurance Company of Arizona.
6. WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within a period of time specified by state law after the date the policy was issued, to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residence. If there are any questions pertaining to these matters please consult with your legal advisor.

Fraud Warnings:

FOR ARKANSAS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

Illustration

Do not complete this section if:
1. A signed illustration is not required by law; or 2. An illustration was signed and matches the policy applied for.

I, the Applicant, did not sign an illustration because:

- ☐ An illustration was not shown or given to me.
- ☐ An illustration was shown or given to me, but the policy applied for is different from the illustration.
- ☐ An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information:

Type of Policy ______________________ Proposed Insured ______________________

Initial Death Benefit ______________________ Rating/Class ______________________

Dividend Option ______________________ Age ____________ Sex ____________

I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered.

CUSTOMER COPY

213-500
15

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Statement of Agreement

Those Persons Who Sign This Application Agree That:

1. All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy’s Incontestability Provision, invalidate coverage.

2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life Insurance Company’s, New York Life Insurance and Annuity Corporation’s or NYLIFE Insurance Company of Arizona’s rights or requirements.

3. “Cash Paid” with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for. Further, a reinstatement will not take effect until (a) the Insurer approves the application, and (b) the sum required by the Insurer with respect to the reinstatement application is paid during the lifetime of all persons to be covered under the reinstated policy.

4. The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date.

At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office.

5. By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, or by Check-O-Matic, the total premium paid during one year’s time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and NYLIFE Insurance Company of Arizona.

6. WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within a period of time specified by state law after the date the policy was issued, to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residence. If there are any questions pertaining to these matters please consult with your legal advisor.

Fraud Warnings:

FOR ARKANSAS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. FOR DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

Illustration

Do not complete this section if:

1. A signed illustration is not required by law; or 2. An illustration was signed and matches the policy applied for.

I, the Applicant, did not sign an illustration because:

An illustration was not shown or given to me.

An illustration was shown or given to me, but the policy applied for is different from the illustration.

An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information:

Type of Policy             Proposed Insured             Initial Death Benefit             Rating/Class             Dividend Option             Age             Sex

I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered.

Tax Certification

Under penalties of perjury, I (as the Owner named in Section A or C) certify that: (1) the Social Security or Employer ID Number shown in this application is my correct taxpayer identification number, or I am awaiting a number to be issued to me (noted as “applied for” in Section A or C) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding (Cross out item 2 if the IRS has notified you that you are subject to backup withholding.) and (3) I am a U.S. person (including a U.S. resident alien).

ACKNOWLEDGEMENT

I, the Proposed Insured, have been given a copy of “Information Practices Related to Underwriting Your Application” which tells how New York Life Insurance Company, New York Life Insurance and Annuity Corporation and NYLIFE Insurance Company of Arizona obtain and use data about me. It includes the notice required by the State and Federal Fair Credit Reporting Acts and a description of MIB, Inc. (Medical Information Bureau). I know that my application cannot be processed if I do not sign the Authorization below.

AUTHORIZATION

In this Authorization, “I”, “my” and “me” mean the Proposed Insured, “the Insurer” means New York Life Insurance Company, New York Life Insurance and Annuity Corporation, and NYLIFE Insurance Company of Arizona and their respective agents, employees, and representatives. In order to see if (and on what basis) I qualify for the insurance applied for or any other insurance offered by any of the insurers identified above, I authorize the following: MEDICAL INFORMATION: Physicians or practitioners; hospitals; medical or medically related facilities; pharmacies, pharmacy benefit managers or medical information retrieval services; laboratories; insurance companies; or MIB, Inc. may give to the Insurer (or any consumer reporting agency acting on its behalf) and to any of its reinsurers, at my request, copies of the record or other data that they may have about my physical and mental health, and my prescription drug history. This includes all protected health information and any health information I have previously requested be withheld from further disclosure, and including my history, their findings, diagnoses and treatment. Mental health professionals may provide their records of my diagnosis, functional status, treatment plan, symptoms, prognosis, progress to date, medication prescription and monitoring, and clinical test results. OTHER UNDERWRITING INFORMATION MIB, Inc., other insurance companies and consumer reporting agencies may give to the Insurer and to any of its reinsurers data about: my driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; other applications for life insurance; and other policies of life insurance.

EXAMINATIONS AND TESTS The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application. These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and tests of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/authorization form will be provided with respect to testing for the AIDS virus.

INVESTIGATIVE CONSUMER REPORT The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence; marital status; past and present jobs (including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation.

IDENTIFICATION To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization.

RELEASE OF INFORMATION TO OTHERS The Insurer may give data about me that affects my insurability to: its subsidiaries; its affiliates; its parent company; its agents and their staffs; its reinsurers; and the Insurer and its reinsurers may give such data, including a brief report of my protected health information and data about any life insurance policy(ies) Insurer issues on me, to MIB, Inc. However, this will not be done in connection with information relating to testing for the AIDS virus.

I also authorize the release of these same types of data about any of my children who are to be insured. This Authorization may be used for a period of 24 months from the date signed below unless sooner revoked. I may revoke this Authorization at anytime by notifying the Insurer in writing. This revocation will not be effective to the extent the Insurer or any other person already has disclosed or collected information or taken other action in reliance on it, or to the extent the Insurer has a legal right to contest a claim under an insurance policy or to contest the policy itself. The information the Insurer obtains through this Authorization may become subject to further disclosure. For example, the Insurer may be required to provide it to an insurance regulatory or other government agency. In this case, the information may no longer be protected by the rules governing this Authorization. A photocopy of this Authorization and request form shall be as valid as the original. I know that I may request a copy of this Authorization. (Please provide a copy to me.             initial if requested).

The Internal Revenue Service Does Not Require Your Consent To Any

Provision Of This Document Other Than The Certifications Required To Avoid Backup Withholding. Signatures

By signing below, I/We understand that I/We acknowledge and agree to all of the statements and representations made in this application, including sections entitled Business and Creditor Insurance (if applicable), Statement of Agreement, Illustration (if applicable), Check-O-Matic (if applicable), Tax Certification, Acknowledgement and Authorization. I/We accept and adopt as true all statements made by the Proposed Insured(s) in this application.

X             Signed at             On

Signature of the Primary Insured (Parent or Guardian if under 14 years 6 months) (City, State) (mm/dd/yyyy)

X

Signature of the Owner if Other than the Primary Insured Title if signed on behalf of Corporation, Trust, etc.

X             X

Signature of Applicant if Other than Primary Insured or Owner Signature of Other Insured

X             X

Signature of Other Insured Signature of Other Insured

X

Other Required Signature

I Certify I have truly and accurately recorded all answers given to me.

X             X             Signature of Agent/Witness Countersigned by Licensed Resident Agent (if required) X             Signature of Agent/Witness Countersigned Code #

213-500

NEW YORK LIFE INSURANCE COMPANY

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A Delaware Corporation) NYLIFE INSURANCE COMPANY OF ARIZONA (Not Licensed in Every State)

NOTICE CONCERNING CIVIL UNION LAWS

Illinois Religious Freedom Protection and Civil Union Act

The Illinois Department of Insurance has directed that Illinois residents receive notification regarding the benefits and protections under the Illinois Religious Freedom Protection and Civil Union Act, which became effective on June 1, 2011.

The Act creates a legal relationship between two persons of the same or opposite sex who form a Civil Union under the law. Under the Act, a Party to a Civil Union is extended policy benefits and protections identical to those currently granted to a party to a marriage.

Delaware Civil Union and Equality Act

The Delaware Department of Insurance has directed that Delaware residents receive notification regarding the benefits and protections under the Delaware Civil Union and Equality Act of 2011, which became effective on January 1, 2012.

The Act creates a legal relationship between two persons of the same sex who form a Civil Union under the law. Under the Act, a Party to a Civil Union is (i) extended identical benefits, rights and protections, and (ii) subject to the same responsibilities, obligations and duties under the policy as currently granted to, or imposed upon, married persons under Delaware law.

If you require additional information about this notice, please contact your agent/registered representative or Service Center.

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PART 1 13

☐ NEW YORK LIFE INSURANCE COMPANY (NYLIC)
☐ NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
☐ NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")

(limited in amount)

Received from__________________________________ on________________________ the sum of $ ________________.
This amount is specified in Section H. of the application Part I bearing the same date and number as this receipt.

____

Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. **Do not** make any check payable to the Agent and **do not** leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. **If question 1, 2 or 3 of Section H of the application Part I are answered "Yes" or are left blank, no money may be paid with the application whether to us or to the Agent.** In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1. **Coverage Provided:**

Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

C. Question 1, 2 and 3 of Section H of the Application Part I must be answered "No" for all persons proposed for coverage;

D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2. **No Coverage Provided:**

There is no coverage provided under this Agreement:

A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

B. For any Spouse's Paid-Up Insurance Purchase Option attached to or included in the policy being applied for;

C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

D. If reinstatement of a policy is being applied for;

E. Where question 1, 2 or 3 of Section H of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

F. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

3. **Amount and Period of Coverage:**

A. **Maximum Amount of Coverage:**

The following amounts will apply depending on the policy applied for:

(1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the aggregate coverage on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

21620.100 CUSTOMER COPY Continued on reverse side

(2) Survivorship Policies. Survivorship Policies are policies being applied for. For policies that require a single premium under which the base policy death benefit is payable only payment, the sum paid in exchange for this Agreement must when two Proposed Insureds have died. The temporary be the full single premium payment for the face amount of coverage will provide the same benefits as the policy applied insurance and any riders being applied for; and for. It will also be subject to the same provisions, conditions, (2)All of the requirements in Section 1 of this Agreement have exceptions, limitations and reductions that would apply been met. under the policy had it become effective. However, the C. Date Agreement Terminates: temporary coverage will provide the lesser of: This Agreement and the coverage provided under it will (i) The amount of the life insurance proceeds applied for terminate on the earliest of the following dates: in the applications. This includes Accidental Death (1)90 days after the date this Agreement becomes effective; Benefits and other benefits, if applicable; or (2)The date of our notice to the Applicant(s) that the application (ii)$2,000,000 in total for all insurers listed above. has been declined; This benefit will be paid to the designated beneficiary if the (3)The date of the Applicant(s) written request for a full refund Proposed Insureds die while the temporary coverage is in effect. of the payment, in which event all coverage will be void from No benefits will be payable under this Agreement upon the death the start; of only one of the Proposed Insureds. However, we will pay (4)The date the policy is put in force, at which point all coverage benefits under an applied for rider that is to be attached to the shall be provided by the policy. policy, if such rider would pay benefits upon the death of that

4.Refund of Payment:

Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we If temporary life insurance is not payable under this Agreement will issue the policy. Such liability shall be further limited for any (except for the reason that the policy has been put in force), we will waiver of premium benefits so that the amount that may be refund your payment made with respect to the policy. waived does not exceed $300 per month. The total benefit limit If temporary life insurance becomes payable under this Agreement, applies to all insurance applied for on all persons proposed for the payment received will be applied as the first premium for the any coverage in the applications and any other Temporary life insurance applied for. We will refund an appropriate part of your Coverage Agreement. payment made with respect to the policy if our liability under this B. Date Agreement Begins: Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required 5.Limitation of Authority: parties, provided: No Agent or medical examiner has any right to accept any risk, make (1)The sum paid in exchange for this Agreement is enough to or change contracts, give up any of our rights or requirements, or provide at least one month’s coverage for the face amount of change the provisions of this Agreement. insurance and one month’s coverage for all riders that are

21620.100 CUSTOMER COPY

PART 1 13

☐ NEW YORK LIFE INSURANCE COMPANY (NYLIC)
☐ NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
☐ NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")

(limited in amount)

Received from_______________________________ on_______________________ the sum of $ ________________.
This amount is specified in Section H. of the application Part I bearing the same date and number as this receipt.

____
Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. **Do not** make any check payable to the Agent and **do not** leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. **If question 1, 2 or 3 of Section H of the application Part I are answered "Yes" or are left blank, no money may be paid with the application whether to us or to the Agent.** In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1. **Coverage Provided:**

Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

C. Question 1, 2 and 3 of Section H of the Application Part I must be answered "No" for all persons proposed for coverage;

D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2. **No Coverage Provided:**

There is no coverage provided under this Agreement:

A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

B. For any Spouse's Paid-Up Insurance Purchase Option attached to or included in the policy being applied for;

C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

D. If reinstatement of a policy is being applied for;

E. Where question 1, 2 or 3 of Section H of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

F. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

3. **Amount and Period of Coverage:**

A. **Maximum Amount of Coverage:**

The following amounts will apply depending on the policy applied for:

(1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the aggregate coverage on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

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(2) Survivorship Policies. Survivorship Policies are policies being applied for. For policies that require a single premium under which the base policy death benefit is payable only payment, the sum paid in exchange for this Agreement must when two Proposed Insureds have died. The temporary be the full single premium payment for the face amount of coverage will provide the same benefits as the policy applied insurance and any riders being applied for; and for. It will also be subject to the same provisions, conditions, (2)All of the requirements in Section 1 of this Agreement have exceptions, limitations and reductions that would apply been met. under the policy had it become effective. However, the C. Date Agreement Terminates: temporary coverage will provide the lesser of: This Agreement and the coverage provided under it will (i) The amount of the life insurance proceeds applied for terminate on the earliest of the following dates: in the applications. This includes Accidental Death (1)90 days after the date this Agreement becomes effective; Benefits and other benefits, if applicable; or (2)The date of our notice to the Applicant(s) that the application (ii)$2,000,000 in total for all insurers listed above. has been declined; This benefit will be paid to the designated beneficiary if the (3)The date of the Applicant(s) written request for a full refund Proposed Insureds die while the temporary coverage is in effect. of the payment, in which event all coverage will be void from No benefits will be payable under this Agreement upon the death the start; of only one of the Proposed Insureds. However, we will pay (4)The date the policy is put in force, at which point all coverage benefits under an applied for rider that is to be attached to the shall be provided by the policy. policy, if such rider would pay benefits upon the death of that

4.Refund of Payment:

Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we If temporary life insurance is not payable under this Agreement will issue the policy. Such liability shall be further limited for any (except for the reason that the policy has been put in force), we will waiver of premium benefits so that the amount that may be refund your payment made with respect to the policy. waived does not exceed $300 per month. The total benefit limit If temporary life insurance becomes payable under this Agreement, applies to all insurance applied for on all persons proposed for the payment received will be applied as the first premium for the any coverage in the applications and any other Temporary life insurance applied for. We will refund an appropriate part of your Coverage Agreement. payment made with respect to the policy if our liability under this B. Date Agreement Begins: Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required 5.Limitation of Authority: parties, provided: No Agent or medical examiner has any right to accept any risk, make (1)The sum paid in exchange for this Agreement is enough to or change contracts, give up any of our rights or requirements, or provide at least one month’s coverage for the face amount of change the provisions of this Agreement. insurance and one month’s coverage for all riders that are